--------------------------------------------------------------------------------



--------------------------------------------------------------------------------








                                  ANNUAL REPORT









================================================================================


                                Maxus Equity Fund

================================================================================





















                                December 31, 2000

Dear Shareholder:


For the first time in a long time, 2000 was not a good year for most investors. Although the broad market, as represented by the S&P 500, was down 9.1%, the most popular and widely owned growth stocks declined far more. By mid-year, it was clear that the high tech players had run out of new money (thanks to Alan Greenspan) while the high value players had run out of patience. By year-end, it was equally clear, that reality once again could be defined as real earnings and real value.


Within this context the Maxus Funds continued their exceptional performance relative to their respective market indices as well as to other competing mutual funds. The two original Funds, Maxus Equity and Maxus Income, were the star performers.


The Maxus Equity Fund ended the year with a 23.3% gain compared to its benchmarks, the Russell 3000 Index, which produced a negative -7.5% return, and the Lipper Multicap Value Index, which produced an 9.6% return.

Of all investment grade domestic bond funds, the Maxus Income Fund ended the year in the top 1% with a total return of 16.0% versus the Ryan Labs Treasury Index which returned 13.5%. Currently, we expect dividends in 2001 to be in the $0.70 to $0.77 range and our goal is to continue to produce capital appreciation in excess of these dividends.

After significantly outperforming the competition in 1999, the Maxus Aggressive Value Fund scored a return of -1.4% in 2000. Although not in the money, this result compares favorably to the Merrill Lynch Microcap Composite, which returned -6.1%. In my estimation microcap value continues to be the most compelling market sector today, and if January, 2001, is any indication, the next 3 to 5 years should be exceptional.

Slightly ahead of the Morgan Stanley World Index, the Maxus Laureate Fund returned -12.4%. Investors who owned Laureate in 1999 (50.6% return in 1999) have been well rewarded during the past two years.


Lastly, Maxus Ohio Heartland, a fund of companies headquartered in Ohio, produced a return of 1.4% in 2000, ahead of the Russell 2000 Index. Ohio companies have struggled in the market during the past several years but signs are encouraging that this is about to change.

Finally, I want to thank all of our shareholders that have supported us over the past many years. On January 2, 2001, Fifth Third Bancorp purchased the management company of the Maxus Funds and have since renamed them the Fifth Third/Maxus Funds. We all look forward to exceptional benefits to be derived from this relationship with one of the most successful and acclaimed financial institutions in the United States.

Our shareholders should take notice that I and my associates, Denis Amato and Alan Miller will continue to manage your Fund(s) in the same manner and under the same circumstances as before. We all look forward to serving you well.

Sincerely

/S/ Richard A. Barone


Richard A. Barone
Chairman
Fifth Third/Maxus Asset Management

                                                         SCHEDULE OF INVESTMENTS
                                                               December 31, 2000

 SHARES / PRINCIPAL AMOUNT                            MARKET VALUE    % ASSETS

           COMMON STOCKS

           Basic Materials
    25,000 Great Lakes Chemical                       $    929,688
    20,000 International Paper                             816,250
                                                      --------------------------
                                                         1,745,938         3.5%

           Capital Goods
    30,000 Borg Warner                                   1,200,000
    25,000 Goodrich, (B.F.)                                909,375
    35,000 Harris                                        1,071,875
    30,000 Ionics                                *         851,250
   210,000 PolyOne                                       1,233,750
    45,000 Sensormatic Electronics               *         902,812
    20,000 Toro                                            733,750
    21,963 Visteon                                         252,574
                                                      --------------------------
                                                         7,155,386        14.3%

           Communication Services
    30,000 Citizens Communications               *         393,750
    45,000 WorldCom                              *         632,813
                                                      --------------------------
                                                         1,026,563         2.0%

           Consumer Products
    45,000 Bob Evans Farms                                 959,063
    60,000 Circuit City                                    690,000
    20,000 Dell Computer                         *         348,750
    30,000 Fortune Brands                                  900,000
    30,000 Mead                                            941,250
   100,000 Office Depot                          *         712,500
   200,000 Petsmart                              *         575,000
    85,000 Pier One Imports                                876,562
   100,000 Saks                                  *       1,000,000
                                                      --------------------------
                                                         7,003,125        13.9%

           Energy
    30,000 Apache                                        2,101,875         4.2%

           Entertainment
    40,000 Carnival Class A                              1,232,500
    10,000 Royal Caribbean Cruises                         264,500
                                                      --------------------------
                                                         1,497,000         3.0%

           Financials
    35,000 American Express                              1,922,812
    18,000 Bank One                                        659,250
    10,000 Bear Stearns                                    506,875
     1,000 Berkshire Hathaway Class B            *       2,354,000
    25,000 Firstar                                         581,250
    30,000 KeyCorp                                         840,000
                                                      --------------------------
                                                         6,864,187        13.7%

           Healthcare
    30,000 Becton Dickinson                              1,038,750
    14,000 Invacare                                        479,500
                                                      --------------------------
                                                         1,518,250         3.0%

           Real Estate
    65,000 Developers Diversified Realty                   865,313
    28,500 Saint Joe                                       627,000
                                                      --------------------------
                                                         1,492,313         3.0%

           Technology
    20,000 3Com                                  *         170,000
    15,000 American Power Conversion             *         185,625
    10,000 Applied Materials                     *         381,875
   100,000 Archer Daniels Midland                        1,500,000
    15,000 DSP Group                             *         315,703
    10,000 IBM                                             850,000
    30,000 InfoSpace                             *         265,312
   188,000 Iomega                                *         633,560
    20,000 LSI Logic                             *         341,800
    40,000 Pall                                            852,500
    80,000 Safeguard Scientifics                 *         530,000
    20,000 Verizon Communications                        1,002,500
                                                      --------------------------
                                                         7,028,875        14.0%

           Transportation
    30,000 CSX                                             778,125
    10,396 Florida East Coast Industries Class B           372,957
                                                      --------------------------
                                                         1,151,082         2.3%

           Wholesale Distribution
    70,000 Pioneer Standard Electronics                    770,000         1.5%
                                                      --------------------------

           TOTAL FOR COMMON STOCKS                      39,354,594        78.4%

           UNIT INVESTMENT TRUSTS
    10,000 Nasdaq 100 Shares                     *         583,750
    10,000 S&P Depositary Receipts Trust                 1,311,875
                                                      --------------------------
                                                         1,895,625         3.8%
           CLOSED END EQUITY FUND
   190,000 John Hancock Bank & Thrift                    1,686,250         3.3%

           US GOVERNMENT SECURITIES
 2,000,000 US Treasury Strips                            1,986,340
           7.750% Due 02-15-01
 2,000,000 US Treasury Strips                            1,958,760
           8.000% Due 05-15-01
 2,000,000 US Treasury Strips                            1,931,440
           7.875% Due 08-15-01
                                                      --------------------------
                                                         5,876,540        11.7%

           CASH EQUIVALENTS
   991,975 Firstar Treasury Fund 5.29%                     991,975         2.0%
                                                      --------------------------
            TOTAL INVESTMENTS
           (Cost - $39,117,352)                         49,804,984        99.2%

           OTHER ASSETS LESS LIABILITIES                   404,521         0.8%
                                                      --------------------------

           NET ASSETS                                 $ 50,209,505       100.0%
                                                      ==========================

        * - Non-income producing security.

     The accompanying notes are an integral part of the financial statements

Statement of Assets & Liabilities
--------------------------------------------------------------------------------
Maxus Equity Fund                                             December 31, 2000

                                                                   Equity
                                                                    Fund
                                                                 ----------
Assets:
     Investment securities at market value                       49,804,984
      (Identified cost - $39,117,352)
     Receivables:
       Investment securities sold                                   619,154
       Dividends and interest                                       156,475
       Shareholder purchases                                         50,148
                                                                ------------
Total Assets                                                     50,630,761
                                                                ------------
Liabilities:
     Payable to custodian bank                                      242,594
     Payable for investment securities purchased                     58,438
     Payable for shareholder redemptions                              5,555
     Miscellaneous payable                                            4,000
     Accrued expenses                                               110,669
                                                                ------------
Total Liabilities                                                   421,256
                                                                ------------
Net Assets                                                       50,209,505
                                                                ============
Net Assets Consist Of:
     Capital paid in                                             39,843,217
     Accumulated realized gain/(loss) on investments - net         (321,344)
     Unrealized appreciation in value
          of investments based on identified cost - net          10,687,632
                                                                ------------
Net Assets                                                       50,209,505
                                                                ============
Net Assets:
     Investors shares                                            49,260,087
     Institutional shares                                           949,418
                                                                ------------
          Total                                                  50,209,505
                                                                ============
Shares of capital stock
     Investors shares                                             2,647,006
     Institutional shares                                            50,940
                                                                ------------
          Total                                                   2,697,946
                                                                ============
Net asset value per share
     Investors shares                                              $  18.61
                                                                ------------
     Institutional shares                                          $  18.64
                                                                ------------

Statement of Operations
--------------------------------------------------------------------------------
Maxus Equity Fund                                             December 31, 2000

                                                                   Equity
                                                                    Fund
                                                                  --------
Investment Income:
Dividend income                                                $    795,513
Interest income                                                     375,225
                                                               -------------
Total Income                                                      1,170,738
                                                               -------------
Expenses:
Investment advisory fees (Note 2)                                   430,473
Distribution fees (Investor shares)                                 211,102
Transfer agent fees/Accounting and pricing                           41,175
Custodial fees                                                       20,675
Registration and filing fees                                         18,245
Audit                                                                15,538
Legal                                                                 9,451
Trustee fees                                                          4,800
Taxes                                                                 1,829
Printing/Miscellaneous                                               25,797
                                                               -------------
Total Expenses                                                      779,085

Net investment income (loss)                                        391,653

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on investments                               6,064,001
Unrealized appreciation (depreciation) on investments             2,424,407
                                                               -------------
Net realized and unrealized gain loss on investments              8,488,408
                                                               -------------

Net increase (decrease) in net assets from operations          $  8,880,061
                                                               =============

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
Maxus Equity Fund                                              December 31, 2000

                                                           Maxus Equity Fund
                                                          -------------------
                                                         01/01/00     01/01/99
                                                            to           to
                                                         12/31/00     12/31/99
                                                        ----------   ----------
From Operations:
  Net investment income                                   391,653      528,815
  Net realized gain (loss) on investments               6,064,001      563,351
  Net unrealized appreciation (depreciation)            2,424,407    4,639,730
                                                      ------------ ------------
Increase (decrease) in net assets from operations       8,880,061    5,731,896
                                                      ------------ ------------
Distributions to investor shareholders:
  Net investment income                                  (387,092)    (519,250)
  Net realized gain from security transactions         (6,237,225)    (555,639)
  Return of capital                                      (138,783)          -

Distributions to institutional shareholders:
  Net investment income                                   (10,682)      (7,705)
  Net realized gain from security transactions           (122,888)      (7,508)
  Return of capital                                        (3,831)       -
                                                      ------------ ------------
Change in net assets from distributions                (6,900,501)  (1,090,102)
                                                      ------------ ------------
From capital share Investor transactions:
  Proceeds from sale of shares                         15,427,491    4,962,583
  Dividend reinvestment                                 6,332,746    1,011,737
  Cost of shares redeemed                             (14,315,628) (24,005,375)

From capital share Institutional transactions:
  Proceeds from sale of shares                            316,567      526,872
  Dividend reinvestment                                   107,005       15,213
  Cost of shares redeemed                                 (69,740)          (8)
                                                      ------------ ------------
Change in net assets from capital transactions          7,798,441  (17,488,978)
                                                      ------------ ------------
Change in net assets                                    9,778,001  (12,847,184)

Net Assets:
  Beginning of period                                  40,431,504   53,278,688
                                                      ------------ ------------
  End of period (including accumulated undistributed   50,209,505   40,431,504
  net investment income of $0 and $6,121,             ============ ============
  respectively)

Investor share transactions:
  Issued                                                  784,330      289,762
  Reinvested                                              340,283       59,619
  Redeemed                                               (758,106)  (1,415,011)
                                                      ------------ ------------
Net increase (decrease) in shares                         366,507   (1,065,630)
Shares outstanding beginning of period                  2,280,499    3,346,129
                                                      ------------ ------------
Shares outstanding end of period                        2,647,006    2,280,499
                                                      ============ ============
Institutional share transactions:
  Issued                                                   17,567       30,296
  Reinvested                                                5,740          895
  Redeemed                                                 (3,558)          -
                                                      ------------ ------------
Net increase (decrease) in shares                          19,749       31,191
Shares outstanding beginning of period                     31,191           -
                                                      ------------ ------------
Shares outstanding end of period                           50,940       31,191
                                                      ============ ============



    The accompanying notes are an integral part of the financial statements



Financial Highlights
Maxus Equity Fund                                                Investor Shares
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding
  throughout the period indicated

                                              01/01/00     01/01/99     01/01/98     01/01/97     01/01/96
                                                 to           to           to           to           to
                                              12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
                                              --------     --------     --------     --------     --------
Net Asset Value -
     Beginning of Period                      $  17.49        15.92        18.23        16.00        14.57
Net Investment Income                             0.18         0.19         0.20         0.15         0.27
Net Gains or Losses on Securities
     (realized and unrealized)                    3.89         1.86        (1.80)        4.33         2.50
Total from Investment Operations                  4.07         2.05        (1.60)        4.48         2.77
Distributions
     Net investment income                       (0.17)       (0.23)       (0.20)       (0.15)       (0.27)
     Capital gains                               (2.72)       (0.25)       (0.51)       (2.10)       (1.07)
     Return of capital                           (0.06)          -            -            -            -
          Total Distributions                    (2.95)       (0.48)       (0.71)       (2.25)       (1.34)
Net Asset Value -
     End of Period                            $  18.61     $  17.49     $  15.92     $  18.23     $  16.00

Total Return                                     23.29%       12.93%       -8.74%       28.16%       19.13%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)         49,260       39,885       53,279       55,637       38,765
Ratio of expenses to average net assets           1.83%        1.83%        1.80%        1.87%        1.90%
Ratio of net income to average net assets         0.91%        1.12%        1.15%        1.80%        1.71%
Portfolio turnover rate                            121%          78%         118%          89%         111%

                                                            Institutional Shares
--------------------------------------------------------------------------------
                                           01/01/00     01/01/99     02/01/98**
                                              to           to           to
                                           12/31/00     12/31/99     12/31/98
                                           --------     --------     --------
Net Asset Value -
     Beginning of Period                   $  17.52        15.92        15.92
Net Investment Income                          0.28         0.25           -
Net Gains or Losses on Securities
     (realized and unrealized)                 3.88         1.86           -
Total from Investment Operations               4.16         2.11           -
Distributions
     Net investment income                    (0.24)       (0.26)          -
     Capital gains                            (2.72)       (0.25)          -
     Return of capital                        (0.08)          -            -
          Total Distributions                 (3.04)       (0.51)          -
Net Asset Value -
     End of Period                         $  18.64     $  17.52     $  15.92

Total Return                                  23.78%       13.26%        0.00%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)         949          546            0
Ratio of expenses to average net assets        1.33%        1.33%        1.30%*
Ratio of net income to average net assets      1.41%        1.62%        1.65%*
Portfolio turnover rate                         121%          78%         118%*

*annualized
**commencement of operations

NOTES TO FINANCIAL STATEMENTS
                                                               MAXUS EQUITY FUND
                                                               DECEMBER 31, 2000




  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated July 12, 1989. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund, as compensation for its services to the Fund, an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

  3.)RELATED PARTY TRANSACTIONS
     Resource Management Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc.
     and Maxus Securities Corp. Maxus Asset Management was paid $430,473 in investment advisory fees during the fiscal year ending December 31, 2000. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund's shares. The Fund has entered into a distribution agreement pursuant to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was paid $211,102 for distribution expenses. Resource Management Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $41,175 for services rendered to the Fund for the fiscal year ending December 31, 2000. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $283,206 for the fiscal year ending December 31, 2000.

     At December 31, 2000, Resource Management Inc. owned 10,000 shares in the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At December 31, 2000 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $39,843,217.

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

  5.)PURCHASES AND SALES OF SECURITIES
     During the fiscal year ending December 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $49,535,000 and $50,733,914 respectively. Purchases and sales of U.S. Government obligations aggregated $5,712,260 and $3,975,220 respectively.

  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was $39,342,283. The difference between book cost and tax cost consists of wash sales in the amount of $224,931. At December 31, 2000, the composition of unrealized appreciation (the excess of value over book cost) and depreciation (the excess of book cost over value) was as follows:

================================================================================
   Appreciation         (Depreciation)         Net Appreciation (Depreciation)
================================================================================
================================================================================
    11,736,366           (1,048,734)                   10,687,632
================================================================================

  7.) SUBSEQUENT EVENTS
     On January 2, 2001, Resource Management Inc. and subsidiaries were acquired by Fifth Third Bancorp. Related to this acquisition, the Fund was affected as follows:

     Name Changes:  The name of the Fund and its Investment Advisor were changed
     to  the  Fifth   Third/Maxus   Equity  Fund  and  Fifth  Third/Maxus  Asset
     Management, respectively, on January 2, 2001.

     Distributor: The national distributor of the Fund shares as of January 2, 2001, is BISYS Fund Services L.P. ("BISYS"). The 12b-1 payment provisions of the distribution agreement with BISYS are unchanged from the 12b-1 payment provisions the Fund had with its former national distributor, Maxus Securities Corp.

     Investment Advisor: On December 28, 2000, the shareholders of the Fund approved a new investment advisory agreement with Fifth Third/Maxus Asset Management which became effective on January 2, 2001. The compensation provisions of the new investment advisory agreement are unchanged from the prior investment advisory agreement with Maxus Asset Management.

     Custodian: Custody of the Fund's assets was transferred to Fifth Third Bank on January 26, 2001.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Maxus Equity Fund:

We have audited the accompanying statement of assets and liabilities of the Maxus Equity Fund, including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 2000, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxus Equity Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ McCurdy & Associates CPA's, Inc.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 17, 2001

                               Investment Adviser
                       Fifth Third/Maxus Asset Management
                             1301 East Ninth Street
                               Cleveland, OH 44114

                                 Transfer Agent
                        Mutual Shareholder Services, LLC.
                           1301 E. 9th St., Suite 1005
                               Cleveland, OH 44114

                                    Custodian
                                Fifth Third Bank
                            38 Fountain Square Place
                              Cincinnati, OH 45263

                                  Legal Counsel
                   McDonald, Hopkins, Burke & Haber Co., L.P.A
                              2100 Bank One Center
                              600 Superior Avenue
                               Cleveland, OH 44114

                                    Auditors
                        McCurdy & Associates, CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                                Board of Trustees
                                 Raj Aggarwal
                                 Denis J Amato
                                Richard A Barone
                                  Kent W Clapp
                                Robert H. Fritz
                               Steven M Kasarnich
                                 Joseph H Smith
                                 Burton D Morgan
                                 Michael A Rossi

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